UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2024

NAPC Defense, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-219700	37-1844836
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1501 Lake Ave SE
Largo, FL 33771

(Address of Principal Executive Offices) (Zip Code)

(754) 242-6272

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 12, 2024, the Company was advised that Accell Audit and Compliance, P.A. (“Accell”) was ceasing to provide PCAOB audit services. It is our understanding that certain of the audit principals of Accell are now a part of Astra Audit and Advisory, LLP, and as such we are making this change in auditors to accommodate their transition. Accell issued the auditor’s report on the Company’s financial statements for the years ended April 30, 2023, however the annual report for the period ended April 30, 2024 has not been filed, and will be with the newly appointed firm of Astra Audit and Advisory LLP.

Since there has been no final filing due to the departure of Accell as the auditing firm for the Company, there is no issue as to such annual report for the period ended April 30, 2024 that exists.

During the Company’s fiscal years ended April 30, 2023 and any subsequent interim period through July 17, 2024, the date of the agreed to and necessary dismissall of Accell at their request, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Accell’s satisfaction, would have caused Accell to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided Accell with a copy of the disclosure contained in this Form 8-K and requested in writing that Accell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Accell provided a letter, which was agreed to by the Company on July 17, 2024 stating its agreement with such statements, which is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective July 17, 2024, the Board of Directors of the Company approved the appointment of Astra Audit & Advisory LLC., as its independent registered public accountant for the year ended April 40, 2024. During the Company’s most recent fiscal years ended April 30, 2022 and 2024 and subsequent interim periods through the date of appointment, neither the Company nor anyone acting on its behalf has consulted with Astra Audit & Advisory LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits	Description

16.1	Auditor transition letter from Accell

104	Cover Page Interactive Data File (formatted as Inline XBRL)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAPC Defense, Inc.
Dated: August 12, 2024	By	/s/ Kenny West
KennyWest CEO

3